This presentation contains forward

-looking statements. These forward

-looking statements are not

historical facts, but rather our beliefs and expectations are based on our current expectations, estimates,

projections, beliefs and assumptions about our

Company and  industry. Words such as “anticipates,”

“expects,” “intends,” “plans,” “believes,” “seeks,” “estimates” and similar expressions are intended to identify forward

-

looking statements. These statements are not guarantees of future performance and are sub

ject to risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed, estimated or forecasted in the

forward

-

looking statements. Some of thes

e risks include, among other things:

adverse changes in the real estate markets;

risk of default associated with the revenue bonds and other securities held by us or our subsidiaries;

interest rate fluctuations;

our tax treatment, the tax treatment of our

subsidiaries and the tax treatment of our investments;

timing of our transactional business;

general and local economic and business conditions; and

changes in applicable laws and regulations.

These risks and uncertainties are described in the section

captioned “Risk Factors” of our Form 10

-

K,

which was filed with the Securities and Exchange Commission on

April 7, 2005.

We caution you not

to place undue reliance on these forward

-looking statements, which reflect our view only as of the

date of this prese

ntation.

Investment Highlights

Fully-integrated real estate finance company with a core focus on multifamily housing

Nearly 100% of CharterMac’s financing volume is originated wholesale from the Company’s direct relationships with over 800 real estate developers and owners

Diversified business model designed to sustain varied economic cycles

High-quality revenue stream, 61% of which is derived from recurring sources

Credit performance that has consistently outperformed the industry

Launching new growth initiatives anticipated to increase revenues and lower cost of capital

* On July 19, 2004, CharterMac made a strategic investment with Capri Capital Advisors, LP, (“CCA”), a Chicago-based pension fund advisor.  The investment is expected to result in a 49% equity ownership in CCA in the next 6 months.

(1) A publicly-traded REIT advised by CharterMac – not a subsidiary.

Lines of Business

$24.8 Billion of Assets Under Management

$4.25 Billion of Annual Run-Rate Business Volume

CharterMac

Tax-Exempt First
Mortgage Bonds

CharterMac

Tax Credit
Investments

Credit
Enhancement

Mezzanine and
Bridge Loans

Pension Fund
Advisory*

CharterMac Mortgage Capital

Related Capital
Company

Capri Capital
Advisors

Agency Loans

Conduits /
Insurance
Company Loans

AMAC (1)

Product

Entity

Business
Line

Portfolio Investing

$400 Million

Mortgage Banking

$2.00 Billion

Spread Income

Fee Income

Run-Rate
Volume

Fund Management

$1.85 Billion

Assets
Under
Mgmt.

$2.3 Billion

$10.3 Billion

$400 Million

$2.6 Billion

$9.2 Billion

$10 Million Affordable Multifamily Property

Portfolio Investing

$7 million bond @ 6.0%

Total Up-Front Fees - $175.0K

Annual Interest - $420.0K

Fund Management

$3 million tax credit equity

Total Up-Front Fees - $327.6K

Credit Enhancement Fee - $161K

Up Front = 6.6 Points

Operating Leverage from Cross Selling Across Product Lines

On Going = $420K

CAD Revenue Composition

for the nine months ended 9/30/05

Transactional vs. Recurring CAD Revenues

for the nine months ended 9/30/05

Diversified and High Quality Revenue Stream

Portfolio Investing

Interest Income

48%

Fee Income

52%

Recurring

Revenue

63%

Transactional

Revenue

37%

Acquisitions/Originations –99 people

Underwriting – 41 people

Risk Management – 114 people

Capital Markets and Investor Relations – 47 people

Accounting and Operations – 134 people

Approximately 435 Employees in

7 Offices Throughout The Country

Fund
Management

Portfolio
Investing

Mortgage
Banking

Portfolio
Investing &

Fund
Management

Mortgage

Banking

Loan
Servicing

Asset
Management

Construction

Services

Accounting

Operations

Fund
Management

Investor
Relations

Capital
Markets

Franchise Value of Fully Integrated Real Estate Platform

CharterMac’s platform enables the Company to: 1.) capture fee income typically paid to third parties; and 2.) control credit quality

■

•

•

1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
% of Portfolio
0.000%
0.316%
0.000%
0.035%
0.058%
0.094%
0.029%
0.083%
1998
1999
2000
2001
2002
2003
2004
YTD 9/30/05

60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
% of Portfolio
44.70%
5.24%
Credit Loss on Defaulted Loans (Loss Severity)
CMBS
CHC

CharterMac

Revenue Bond Credit Performance

CharterMac’s bond portfolio has significantly outperformed the CMBS market

Credit loss as a percentage of the entire portfolio has averaged 0.077% for the past 8 years

Since CharterMac’s inception in 1998, the company’s loss severity of 5.24% is 12% of industry levels

Source:  Moody’s Investors Service – Lehman Brothers Study of Loss Severity in
Defaulted CMBS Loans, November 22, 2004

Credit Loss vs. CMBS Industry

Credit Loss as a % of Entire Portfolio

$2.40
$2.00
$1.60
$1.20
$0.80
$0.40
$0.00
$1.00
$1.19
$1.27
$1.36
$1.49
$1.69
$1.88
$1.97*
1998
1999
2000
2001
2002
2003
2004
2005

$0.93
$1.00
$1.07
$1.14
$1.26
$1.37
$1.57
92%
83%
84%
84%
85%
81%
84%
Dividend per Share
CAD Payout Ratio

CAGR = 10.2%

* Current analyst consensus

Steady Growth in CAD and Dividends Per Share

CAGR = 9.1%

CAD Per Share

Dividend Per Share and CAD Payout Ratio

Where We Were vs. Where We Are

45%

43%

Leverage

$1.4 Billion

$345 Million

Equity Market Capitalization

(including perpetual preferred shares)

$3.1 Billion

$900 Million

Total Market Capitalization

12.5%

8.2%

ROE

$20.50

$13.44

Share Price

Weighted Average Cost of
Capital

% of CAD Revenues from
Spread Investing

48%

100%

2005*

2000

7.5%

6.1%

* As of 9/30/05

Where We Are Going

14% - 18%

ROE

60% - 65%

Leverage

Target for Next 3-5 Years

CharterMac Market Share Percentage and Market Size
24%
20%
16%
12%
8%
4%
0%
10%
14%
12%
0%
3%
1%
Direct Purchase MF Private Activity Bonds
Tax Credit Funds
Guaranteed Tax Credit Funds
Credit Enhanced MF Bonds
Mortgage Banking
Pension Fund Advisory

How We Are Going to Get There

$4.0B*

$8.0B*

$2.0B*

$5.2B*

$50B*

$200B*

  * Management Estimates

Growth Businesses

Stable Businesses

Centerbrook Financial, LLC

Joint Venture with IXIS Financial Products, Inc. to operate as a controlled subsidiary of
CharterMac

Expected to be highly rated by Moody’s Investor Services and Standard & Poors

Initial lines of business

Credit enhance bond securitizations for CharterMac

Credit enhance tax credit equity partnerships for CharterMac

Replacement credit enhancement for 80/20’s

CharterMac received shareholder approval to transfer the leverage policy from the trust agreement to the by-laws, putting oversight with the Board of Trustees

Anticipated rating agency approval of capital model in next two weeks; Expected launch in
January, 2006

Benefits of Centerbrook

Transforms CharterMac from a consumer of credit to a provider of credit

Currently, CharterMac buys credit enhancement from third parties and retains the risk

In 2005, CharterMac will spend $17MM on credit enhancement

Lowers cost of capital

Increases ROE

More effective way to lever CharterMac

Enhances our existing business and enables us to offer more proprietary products

Diversifies our business model as a natural extension of our core competency

Expansion of Mortgage Banking Platform

Proprietary mortgage banking model

For the first nine months of 2005, 25% ($292MM) of CMC’s originations were for conduits vs.
12% ($78MM) for the same period last year

AMAC anticipates aggregating a portion of these first mortgages, in addition to b-notes, bridge loans and mezzanine loans on its balance sheet and securitizing them through a CDO

Benefits

Lowers AMAC’s cost of capital and makes AMAC more competitive

Increases asset and incentive fees paid to CharterMac

Increases CMC’s loan servicing fees as the current loans originated for conduits are non-servicing retained

Non-Discretionary Refinancing Opportunities

Over the next five years, approximately $113.7 billion of multifamily mortgages will mature *

* Source: Federal Reserve Board of Governors Flow of Funds Account

Millions
Real Estate CDO Issuance
$20,000
$16,000
$12,000
$8,000
$4,000
$0
$87
$419
$1,009
$673
$548
$1,148
$4,466
$12,832
$5,585
$8,402
$15,719
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
YTD 2005*

Charter Mac

Growth in CDO Marketplace

* Through 9/30/05

Source: Commercial Mortgage Alert

Expansion of Pension Fund Advisory Platform

Pension funds continue to be under-allocated to real estate and their interest in real estate securities is strong and growing

In 2004, US pension fund investments in REITs increased 24% to $54.2 billion*

CCA and CharterMac announced the acquisition of real estate securities investment management firm, Trilogy Capital in August, 2005

Renamed Capri Real Estate Securities (“CRES”)

Greg Cox joined CRES in October 2005 to oversee a recently launched long only fund

Greg has a 13-year track record with UTIMCO and has consistently outperformed industry benchmarks

Since CharterMac’s investment in CCA, AUM have increased 30% to $2.6 Billion

CharterMac and CCA are continuing to develop strategic products that will increase AUM

Community Reinvestment Act Urban Fund

* Source: Pensions and Investments, May 30, 2005

Organic Growth

Increase Market Share through Development of Proprietary Products

Operating Efficiencies

Outsourcing

Investment Highlights

Proven business model for varied economic cycles

Proprietary pipeline from direct customer relationships

Minimal interest rate exposure

Credit performance that has consistently outperformed the industry

Growth opportunities

Unrecognized franchise value